UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 22, 2022
 _____________________
PALO ALTO NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3000 Tannery Way
Santa Clara, California 95054
(Address of principal executive office, including zip code)
(408) 753-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PANW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On August 22, 2022, Palo Alto Networks, Inc. (the “Company”) issued a press release announcing its financial results for its fourth quarter and fiscal year ended July 31, 2022. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 8.01 Other Events
On August 22, 2022, the Company announced that its Board of Directors had approved a three-for-one stock split of the Company’s outstanding shares of common stock to be effected in the form of a stock dividend. The press release relating to this announcement is attached hereto as Exhibit 99.1.
On August 19, 2022, the Board of Directors of the Company approved the repurchase of up to an additional $915.0 million of the Company’s common stock. This authorization is an increase to the existing $2.4 billion repurchase authorization, which was originally approved by the Company’s Board of Directors in February 2019 and extended in December 2020 and August 2021, of which approximately $85.0 million remained available as of July 31, 2022. The authorization allows the Company to repurchase shares of its common stock opportunistically and will be funded from available working capital. Repurchases may be made at management’s discretion from time to time in open market purchases, privately negotiated transactions, block purchase techniques, 10b5-1 trading plans, or a combination of the foregoing. The repurchase authorization period has been extended and will expire on December 31, 2023 and may be suspended or discontinued by the Company at any time without prior notice. The Company had approximately 99.6 million shares of common stock outstanding as of July 31, 2022.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated as of August 22, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ NIKESH ARORA
Nikesh Arora
Chief Executive Officer

Date: August 22, 2022